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THE DIXIE GROUP

Exhibit 99.1

July 2014 Investor Presentation

Contact:
Jon Faulkner
CFO
The Dixie Group

Phone: 706-876-5814

jon.faulkner@dixiegroup.com

Forward Looking Statements

The Dixie Group, Inc.

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.
- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Transitioned from textiles to floorcovering in 1990's – now 100% floorcovering
- Refined focus on upper-end markets in 2004
- For over 90 years we have focused on specialized products
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- Commitment to brands in the upper-end market with strong growth potential
- Diversified between Commercial and Residential markets
- Diversified customer base (TTM Basis, excludes Atlas)
  - Top 10 carpet customers
    - 16% of sales
  - Top 20 carpet customers
    - 19% of sales

New and Existing Home Sales
Seasonally Adjusted Annual Rate

THE DIXIE GROUP



New 1,000
Existing 1,000
600
550
500
450
400
350
300
250
5,500
5,000
4,500
4,000
3,500
3,000
Jan '10 July Jan '11 July Jan '12 July Jan '13 Jul Jan '14

- "Inventories are at their highest level in over a year and price gains have slowed to much more welcoming levels in many parts of the country. This bodes well for rising home sales in the upcoming months as consumers are provided with more choices," he said.
- "On the contrary, new home construction needs to rise by at least 50 percent for a complete return to a balanced market because supply shortages – particularly in the West – are still putting upward pressure on prices."

Lawrence Yun,

Chief Economist
National Association of Realtors
July 22, 2014

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).

Residential Remodeling

Harvard Study Leading Indicator of Remodeling Activity

THE DIXIE GROUP

Leading Indicator of Remodeling Activity – First Quarter 2014



Homeowner Improvements
Four-Quarter Moving Totals
Billions of $
Four-Quarter Moving
Rate of Change
$180
$170
$160
$150
$140
$130
$120
$110
$100
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-1.5%
0.3%
6.3%
8.4%
9.0%
7.4%
6.2%
4.2%
4.5%
4.5%
9.5%
11.0%
10.7%
13.1%
14.5%
9.4%
$111.4
$114.7
$119.4
$120.9
$121.5
$123.1
$126.8
$126.0
$127.0
$128.7
$138.8
$139.9
$140.5
$145.5
$158.9
$153.1
2011-1
2
3
4
2012-1
2
3
4
2013-1
2
3
4
2014-1
2
3
4
US Census Bureau
LIRA

Note: The third and fourth quarter 2013 estimate is based on the LIRA, because data collection for home improvement spending by the Census Bureau was impacted by the October 2013 government shutdown.
Source: Joint Center for Housing Studies of Harvard University.

The Industry versus GDP

THE DIXIE GROUP


Value of U.S. Carpet & Rug Sales versus U.S. GDP
US GDP in billions of current dollars
US Carpet & Rug Shipments in millions of dollars

2014

- **Look for the economy to pick up speed in the second half of 2014, with GDP rising at about a 3% annualized rate as the expansion cycle matures and hindrances to growth ease.**
- **Given the dismal first quarter …. GDP is likely to rack up only about 1.5% growth for the whole of 2014.**

Kiplinger's June 27, 2014

Residential and Commercial
Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
2013 Q1
2014 Q1
Residential Fixed Investment % of GDP
Residential 44 Yr Average
Comercial Structures Fixed Investment as % of GDP
Commercial 44 Yr Average

Rebound in residential activity

Rebound in commercial activity

2013 showed a strong rebound in growth;

We expect 2014 to continue this trend

Consumer Sentiment
Conference Board

THE DIXIE GROUP



Conference Board Consumer Confidence Survey
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
2011Oct.
2011Nov.
2011Dec.
2012Jan.
2012Feb.
2012Mar.
2012Apr.
2012May
2012June
2012July
2012Aug.
2012Sep.
2012Oct.
2012Nov.
2012Dec.
2013Jan.
2013Feb.
2013Mar.
2013Apr.
2013May
2013June
2013July
2013Aug.
2013Sep.
2013Oct.
2013Nov.
2013Dec.
2014Jan.
2014Feb.
2014Mar.
2014Apr.
2014May(r)
2014June(p)
Household Income $50,000 and over
Household Income $125,000 and over

June 2014:

- **"Consumer confidence continues to advance and the index is now at its highest level since January 2008.**
- **June's increase was driven primarily by improving current conditions, particularly consumers' assessment of business conditions.**
- **.... the momentum going forward remains quite positive."**

Lynn Franco, Director of The Conference Board Consumer Research Center

1966 = 100

The Stock Market

THE DIXIE GROUP



Percentage change since the start of the financial crisis for S&P 500
180%
160%
140%
120%
100%
80%
60%
40%
8/1/2008
2/1/2009
8/1/2009
2/1/2010
8/1/2010
2/1/2011
8/1/2011
2/1/2012
8/1/2012
2/1/2013
8/1/2013
2/1/2014
S&P 500

July 2014

- **The stock market has rebounded beyond pre-recession levels**
- **2014 has had a slight pullback but appears to be on a more stable track of steady growth**
- **However, the market is still subject to macro events:**
  - **Job growth,**
  - **US policies,**
  - **China,**
  - **Ukraine**

The Industry as compared to The Dixie Group

THE DIXIE GROUP


Value of U.S. Carpet & Rug Sales
($ 000,000's)
Carpet Sales of The Dixie Group from 2003 through Q2 2014
Since 2009, Dixie's sales are up 78% of which 71% is due to organic growth while the industry is up 11%
Note: 2011 adjusted for 53 weeks, Increase measured as TTM vs. 2009, Industry data is Dixie Group estimate
Single year dips in shipments during recessionary times
Multi-year decline in this downturn
Beginning of recovery
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
400
350
300
250
200
150
100
50
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
2013

Source: U.S. Bureau of Economic Analysis and Company estimates

2013 U.S. Carpet & Rug Manufacturers

THE DIXIE GROUP

Carpet Leaders	Dollars in Millions	% Total	
Shaw (Berkshire Hathaway)	$ 3,110	27.7%	Residential & Commercial
Mohawk (MHK)	$ 2,521	22.4%	Residential & Commercial
Beaulieu (Private)	$ 625	5.6%	Residential & Commercial
Interface (TILE)	$ 459	4.1%	Commercial Only
Engineered Floors (Private)	$ 385	3.4%	Residential Only
Dixie (DXYN)	$ 342	3.0%	Residential & Commercial
Other	$ 3,806	33.8%	Residential & Commercial
Market	$ 11,248	100.0%	

Source: Floor Focus – includes carpet as broadloom and modular tile, and rug sales

Dixie versus the Industry

THE DIXIE GROUP

Dixie plus Atlas TTM Q2 2014 on a Pro Forma basis


High-End Atlas Commercial 12%
High-End Commercial 23%
High-End Residential 65%

U.S. TTM Q2 2014 Carpet Market of $8.7 billion


Commercial 43%
Residential 57%

Source: Floor Focus – Broadloom & Carpet Tile and Dixie Group estimate

Carpet Dollar Sales

Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition)

THE DIXIE GROUP


2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Q3 2013
Q1 2014
Dixie
Market

Carpet Unit Sales

Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition)

THE DIXIE GROUP


2.90
2.40
1.90
1.40
0.90
0.40
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Q3 2013
Q1 2014
Dixie
Market

Industry Positioning
The Dixie Group

THE DIXIE GROUP



- Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community
- This leads us to:
  - Have a sales force that is attuned to design and customer solutions
  - Be a "product driven company" with emphasis on the most beautiful and up to date styling and design
  - Be quality focused with excellent reputation for building excellent products and standing behind what we make
  - And, unlike much of the industry, not manufacturing driven

Residential Market Positioning
The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
ESTIMATED DATA
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2012 $'s)
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
Masland
Dixie Home
Fabrica
$0
$8
INDUSTRY
AVERAGE
$14
$21
$28
$35
$42
$49
PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP





Sales by Brand for TTM Q2 2014


Fabrica, 18%
Masland, 36%
Dixie Home, 46%

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP



Sales by Channel for TTM Q2 2014



Commercial, 2%
Other, 0.8%
Distributor, 0.2%
Specialty – OEM, 1%
Builder, 3%
National Retailers, 1%
Mass Merchant, 17%
Designer, 16%
Retailer, 60%



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie provides a "full line" to retailers
  - Sells Specialty and Mass Merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® SolarMax ® Fiber Technology
  - Durasilk Polyester

Masland CARPETS & RUGS

THE DIXIE GROUP



- Leading high-end brand with reputation for innovative styling, design and color
- High-end retail / designer driven
  - Approximately 27% of sales directly involve a designer
- Hand crafted and imported rugs
- Growth initiative
  - Stainmaster® TruSoft™ Fiber Technology
  - Wool products in both tufted and woven constructions

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



- Premium high-end brand
  - "Quality without Compromise"
- Designer focused
  - Approximately 40% of sales directly involve a designer
- Hand crafted and imported rugs
- Growth initiatives
  - Stainmaster® TruSoft™ Fiber Technology
  - Fabrica Permaset dyeing process "unlimited color selection in wool"

Commercial Market Positioning
The Dixie Group

THE DIXIE GROUP



- We focus on the "high end specified soft floorcovering contract market"
  - Our Masland Contract brand
    - Broad product line for diverse commercial markets
  - Our Atlas brand
    - Designer driven focused on the fashion oriented market space
  - Our Avant brand
    - Corporate focus using a multi-line sales agent based model
  - Our Masland Residential sales force
    - Sells "main street commercial" through retailers





- Premium brand in the specified commercial marketplace
  - Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets
- Designer focused
- Strong national account base
  - Delta Air Lines, Best Buy, Club Corp
- Growth initiative
  - SPEAK and FIT collections
  - Desso Air Master product line
  - Desso Masland Hospitality joint venture

Masland contract

THE DIXIE GROUP





Sales by Channel for TTM Q2 2014


Health Care, 3%
Other, 7%
Gov't, 0%
Store Planning, 18%
Hospitality, 20%
Corporate, 48%
Education, 3%

Channels: Interior Design Specifier and Commercial End User

Atlas

THE DIXIE GROUP



- Atlas is our newest brand
- Dedicated to servicing the architect and designer for finer goods
- Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings
- With state-of-the-art tufting machines Atlas can quickly manufacture custom running line products



- Avant is a forward thinking brand that has an Artisan's theme
- Dedicated to servicing the designer through the multi-line interior finishes sales agent
- Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings

Dixie Group Sales
$ in millions

THE DIXIE GROUP



Net Sales (millions)
$331
$321
$283
$205
$231
$270
$266
$345
$407
2006
2008
2010
2012
YTD 2014
Seasonally adjusted to represent an Annual Run Rate

Sales & Operating Income
$ in millions

THE DIXIE GROUP

	Y 2007	Y 2008	Y 2009	Y 2010	Y 2011	Y 2012	Y 2013	YTD 2014
Net Sales	320.8	283	203	231	270	266	345	193
Net Income (Loss)	6.2	(31.5)	(42.2)	(4.7)	1.0	(0.9)	5.3	3.8
Non-GAAP Adjusted Op. Income	16.7	(28.5)	(45.4)	(2.6)	5.7	3.5	16.1	1.5
Non-GAAP Adjusted EBITDA	29.7	(14.4)	(31.7)	8.7	15.1	13.2	26.3	7.8

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net Sales	75.4	83.6	90.2	95.8	85.3	108.2
Net Income (Loss)	0.6	1.6	1.4	1.6	4.4	(0.6)
Non-GAAP Adjusted Op. Income	3.1	4.7	4.6	3.7	(1.1)	2.7
Non-GAAP Adjusted EBITDA	5.7	7.2	7.3	6.1	1.9	6.0

Change Year overe Year	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net Sales	12.6	17.1	24.4	24.7	9.9	24.6
Net Sales % Change	20%	26%	37%	35%	13%	29%
Net Income (Loss)	0.8	2.1	1.3	2.0	3.8	(2.3)
Non-GAAP Adjusted Op. Income	2.4	4.4	3.4	2.4	(4.3)	(2.1)
Non-GAAP Adjusted EBITDA	2.5	4.3	3.6	2.6	(3.8)	(1.2)

Note: Non-GAAP reconciliation starting on slide 34

Current Business Conditions
Second quarter 2014 activity

THE DIXIE GROUP

- Operationally we improved throughout the quarter:
  - Our operating costs improved each month throughout the quarter
  - We continue to improve operations with focus on improving margins
  - We implemented a price increase in the period
- We are implementing our restructuring projects
  - The Adairsville distribution center was open for operation mid-June
  - The Atlas dye house is shut down and is under contract to sell
  - The Susan Street dye house is installing additional dye equipment
  - We shut down our Atmore carpet dye house in July
  - We will shut down our Atmore yarn dye house in August
- Commercial product sales increased 24.4% versus prior year, ex. Atlas
- Residential product sales increased 13.7% versus prior year

Current Business Conditions
2014 Initiatives

THE DIXIE GROUP

- We will consolidate our east coast distribution facilities and streamline our east coast dyeing operations in 2014 & 15 in a $4.4 million restructuring plan to expand capacity, lower costs and reduce excess freight and waste
- We consolidated our west coast dye houses in 2014 and will further integrate Atlas operations in 2015 to lower cost and improve utilization in a $1.6 million restructuring plan
- We have launched a distribution program to offer Desso Air Master / Sound Master health and welfare collections to the U.S. market
- We have launched a joint venture with Desso to service the hospitality marketplace with a combined woven / tufted offering
- We acquired Atlas Carpet Mills, a premium supplier to the specified commercial marketplace
- We continue to expand our sales in Avant Contract, a provider to the multi-line interior design specialists serving the specified community

Outlook for 2014

THE DIXIE GROUP

The housing & commercial markets have strengthened:

- Our upper-end residential market is continuing its momentum
- Commercial market is forecasted to improve (AIA forecast)
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - New Stainmaster® PetProtect™ and TruSoft™ products
  - New modular tile SPEAK and FIT office remodel collections
  - New MILESTONE senior living collection
- Expanding and leveraging our residential and commercial sales forces
- Stainmaster® partnership to expand retail coverage
- Our upper-end customer is more confident
- Sales of carpet products for the first four weeks the third quarter of 2014 is up approx. 6%, ex. Atlas and approx. 19% including Atlas Carpet Mills, relative to a strong third quarter in 2013.



FABRICA
FINE CARPET & RUGS

Masland
CARPETS & RUGS

DIXIE
HOME



THE DIXIE GROUP



Atlas

Masland
contract



Non-GAAP Information

THE DIXIE GROUP

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. In considering our supplemental financial measures, investors should bear in mind that other companies that report or describe similarly titled financial measures may calculate them differently. Accordingly, investors should exercise appropriate caution in comparing our supplemental financial measures to similarly titled financial measures report by other companies.

The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair value write-up of inventories, plus one-time items so defined. (Note 1)

The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses and direct acquisition expenses included in S,G&A, less one-time items so defined. (Note 2)

The Company defines Adjusted Operating Income (Loss) as Operating Income (Loss) plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair value write-up of inventories, plus facility consolidation and severance expenses, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 3)

The Company defines Adjusted Income (Loss) from Continuing Operations as Net Income (Loss) plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition expense related to the fair value write-up of inventories, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined, all tax effected. (Note 4)

The Company defines Adjusted EBIT as Net Income (Loss) plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition expense related to the fair value write-up of inventories, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 5)

Non-GAAP Summary

Non-GAAP Gross Profit	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
	Three Months Ended					
Net Sales	75,440	83,617	90,210	95,799	85,313	108,171
Gross Profit	18,412	22,302	22,100	22,825	18,007	26,636
Plus: Mfg integration expense	1,303	1,143	1,417	875	445	-
Plus: Amortization of inventory step up	-	-	260	107	-	194
Non-GAAP Adj. Gross Profit (Note 1)	19,715	23,445	23,777	23,806	18,452	26,830
Gross Profit as % of Net Sales	24.4%	26.7%	24.5%	23.8%	21.1%	24.6%
Non-GAAP Adj. Gross Profit % of Net Sales	26.1%	28.0%	26.4%	24.9%	21.6%	24.8%

Non-GAAP S,G&A	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net Sales	75,440	83,617	90,210	95,799	85,313	108,171
Selling and Administrative Expense	16,895	18,841	20,228	20,590	20,251	24,373
Less: Mfg integration expense	(165)	(299)	(770)	(472)	(377)	(269)
Less: Acquisition expenses	-	-	(275)	(75)	(454)	(154)
Non-GAAP Adj. Selling and Administrative Expense	16,730	18,542	19,183	20,043	19,421	23,950
S,G&A as % of Net Sales	22.4%	22.5%	22.4%	21.5%	23.7%	22.5%
Non-GAAP Selling and Admin as % of Net Sales (Note 2)	22.2%	22.2%	21.3%	20.9%	22.8%	22.1%

Non-GAAP Operating Income	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net Sales	75,440	83,617	90,210	95,799	85,313	108,171
Operating income (loss)	1,677	3,271	1,829	1,813	(2,469)	440
Plus: Mfg integration expense	1,468	1,442	2,187	1,519	822	269
Plus: Facility consolidation expense	-	-	-	-	73	949
Plus: Amortization of inventory step up	-	-	260	107	-	194
Plus: Acquisition expenses	-	-	275	75	454	154
Plus: Impairment of assets	-	-	-	195	-	655
Plus: Impairment of goodwill	-	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	3,145	4,713	4,551	3,709	(1,121)	2,661
Operating income as % of net sales	2.2%	3.9%	2.0%	1.9%	-2.9%	0.4%
Adjusted operating income as a % of net sales	4.2%	5.6%	5.0%	3.9%	-1.3%	2.5%

Non-GAAP Summary

	Three Months Ended					
Non-GAAP Income from Continuing Operations	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net income (loss) as reported	636	1,645	1,412	1,597	4,396	(644)
Less: (Loss) from discontinued, net tax	(15)	(32)	(20)	(1)	(39)	(39)
Income (loss) from Continuing Operations	652	1,677	1,432	1,597	4,435	(605)
Plus: Mfg integration expense	1,468	1,442	2,187	1,519	822	269
Plus: Facility consolidation expense	-	-	-	-	73	949
Plus: Amortization of inventory step up	-	-	260	107	-	194
Plus: Acquisition expenses	-	-	275	75	454	154
Less: Gain on purchase of business	-	-	-	-	(10,562)	-
Plus: Impairment of assets	-	-	-	195	-	655
Plus: Tax effect of above	(558)	(548)	(1,034)	(720)	3,501	(844)
Non-GAAP Adj. (Loss) / Income from Cont. Op's (Note 4)	1,562	2,571	3,120	2,773	(1,277)	772
Adj diluted earnings (loss) per share from Continuing Op's	0.12	0.20	0.24	0.22	(0.10)	0.05
Weighted average common shares outstanding - diluted	12,739	12,846	12,713	12,852	12,789	13,937

Non-GAAP EBIT and EBITDA	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014
Net income (loss) as reported	636	1,645	1,412	1,597	4,396	(644)
Less: (Loss) from discontinued, net tax	(15)	(32)	(20)	(1)	(39)	(39)
Plus: Taxes	23	620	(502)	(784)	2,636	(66)
Plus: Interest	995	869	896	996	1,012	1,158
Non-GAAP Adjusted EBIT (Note 3)	1,669	3,166	1,827	1,810	8,083	487
Plus: Depreciation and amortization	2,515	2,559	2,747	2,441	2,988	3,262
EBITDA	4,184	5,725	4,574	4,251	11,071	3,749
Plus: Mfg integration expense	1,468	1,442	2,187	1,519	822	269
Plus: Facility consolidation expense	-	-	-	-	73	949
Plus: Amortization of inventory step up	-	-	260	107	-	194
Plus: Acquisition expenses	-	-	275	75	454	154
Less: Gain on purchase of business	-	-	-	-	(10,562)	-
Plus: Impairment of assets	-	-	-	195	-	655
Non-GAAP Adj. EBITDA (Note 5)	5,652	7,167	7,296	6,146	1,857	5,970
Non-GAAP Adj. EBITDA as % of Net Sales	7.5%	8.6%	8.1%	6.4%	2.2%	5.5%
Management estimate of sever weather (not in non-GAAP	-	-	-	-	1,054	-

Facility Consolidation Information

THE DIXIE GROUP

($ in thousands)	Q1 2014	Q2 2014	Q3 2014 Est	Q4 2014 Est	2014 Est	2015 Est
East Coast Facility consolidation	-	384	900	670	1,954	1,815
East Coast Asset write off	-	655	-	-	655	-
West Coast Facility consolidation	73	565	340	125	1,103	500
Total facility consolidation and asset write off plans	73	1,604	1,240	795	3,712	2,315